UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
 FORM 8-K
____________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022
____________________
PEGASYSTEMS INC.
(Exact name of Registrant as specified in its charter)
____________________

Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Main Street, Cambridge, MA 02142
(Address of principal executive offices, including zip code)

(617) 374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
The Company’s 2022 Annual Meeting of Shareholders was held on June 21, 2022. At the Annual Meeting, the following items were presented to the shareholders of the Company for their approval, and the shareholders voted as follows:

1. To elect the seven nominees named in the Company’s definitive proxy statement to serve on the Company’s Board of Directors until its 2023 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of shareholders as follows:

	Peter Gyenes	Richard Jones	Christopher Lafond	Dianne Ledingham	Sharon Rowlands	Alan Trefler	Larry Weber
FOR	63,987,475	68,229,935	69,308,620	69,386,550	69,402,723	69,536,673	49,442,185
AGAINST	6,302,569	2,058,757	981,744	904,078	887,890	703,560	20,847,469
ABSTAIN	15,299	16,651	14,979	14,715	14,730	65,110	15,689
NON VOTES	5,742,203	5,742,203	5,742,203	5,742,203	5,742,203	5,742,203	5,742,203

2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis by a vote of shareholders as follows:

Executive Compensation
FOR	67,800,990
AGAINST	2,441,644
ABSTAIN	62,709
NON VOTES	5,742,203

3. To ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The proposal was approved by a vote of shareholders as follows:

Auditors
FOR	72,970,970
AGAINST	3,044,480
ABSTAIN	32,096

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated:	June 24, 2022	By:	/s/ Matthew J. Cushing
Matthew J. Cushing
Vice President, Chief Commercial Officer, General Counsel and Secretary